UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

May 6, 2021

Date of Report

(Date of earliest event reported)

BIMI International Medical Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50155	02-0563302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
No. 10, Huasheng Road, Floor 21 Yuzhong District, Chongqing, P. R. China, 404100
(Address of principal executive offices and zip code)
(8604) 1182209211
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	BIMI	The NASDAQ Capital Market

This Current Report on Form 8-K is incorporated by reference into the registrant’s Registration Statement on Form S-1 File No. 333-257479.

2.01 Completion of Acquisition or Disposition of Assets

This Amendment No. 1  to our Current Report on Form 8-K (this “Amendment”) is being filed by BIMI International Medical Inc. (the “Company”) for the purpose of amending Item 9.01 of that certain Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission (“SEC”) on May 12, 2021 (the “Original Form 8-K”) in connection with the May 6, 2021 completion of the acquisition of three private hospitals in the People’s Republic of China, Wuzhou Qiangsheng Hospital, Suzhou Eurasia Hospital and Yunan Yuxi Minkang Hospital (the “Hospitals”). The Hospitals acquisition was first announced on April 13, 2021.  As indicated in the Original Form 8-K, this Amendment is being filed to provide the financial statements and pro forma financial information required by Items 9.01(a) and (b) of Form 8-K, which were not previously filed with the Original Form 8-K as permitted by the rules of the SEC.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The following financial statements of the Hospitals are being filed as exhibits hereto and are incorporated by reference herein:

The audited combined financial statements of Wuzhou Qiangsheng Hospital, Suzhou Eurasia Hospital and Yunan Yuxi Minkang Hospital as of and for the years ended December 31, 2020, 2019 and 2018 are filed as Exhibit 99.1 to this Current Report on Form 8-K/A.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined statements of operations of the Company as of and for the year ended December 31, 2020, giving effect to the acquisition of the Hospitals, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A.

(c) Exhibits

Exhibit No.	Description
99.1	The audited combined financial statements of Wuzhou Qiangsheng Hospital, Suzhou Eurasia Hospital and Yunan Yuxi Minkang Hospital as of and for the years ended December 31, 2020, 2019 and 2018.
99.2	The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2020 giving effect to the acquisition of Wuzhou Qiangsheng Hospital, Suzhou Eurasia Hospital and Yunan Yuxi Minkang Hospital.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 20, 2021	BIMI International Medical Inc.
(Registrant)

	By:	/s/ Tiewei Song
Tiewei Song
Chief Executive Officer

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